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                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                               DATED JULY 24, 2001


DEATH BENEFIT DURING ACCUMULATION PERIOD     -AMOUNT OF DEATH BENEFIT


The following language is hereby added to the "Amount of Death Benefit" section under the heading "Death Benefit During Accumulation Period:"

     For purposes of calculating the death benefit payable under the contract, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii) where:

(i)  is equal to the death benefit payable prior to the withdrawal, and

(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.


DEATH BENEFIT DURING ACCUMULATION PERIOD     -OPTIONAL ANNUAL STEP DEATH BENEFIT
                                              RIDER

The following language is hereby added to the "Optional Annual Step Death Benefit Rider" section under the heading "Death Benefit During Accumulation Period:"

For purposes of calculating the Annual Step Death Benefit payable under the contract, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii) where:

(i) is equal to the Annual Step Death Benefit payable prior to the withdrawal, and

(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal


FIXED ACCOUNT INVESTMENT OPTION              -INVESTMENT OPTIONS

The following language hereby amends and restates the "Investment Options" section located under the heading "Fixed Account Investment Option:"

INVESTMENT OPTIONS. Currently, there is a one-year fixed account investment option available under the contract. In addition, the DCA fixed account investment option may be established under the DCA program to make automatic transfers to one or more variable investment options (see "SPECIAL SERVICES-DOLLAR COST AVERAGING" for details). Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to the one-year fixed investment account from time-to-time, according to market conditions. The minimum investment account value is the sum of the amounts allocated to all fixed investment accounts reduced by any withdrawals, loans, transfers or charges taken from all fixed investment accounts, accumulated at 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period, and we may not change it.


FIXED ACCOUNT INVESTMENT OPTION             -INVESTMENT ACCOUNTS

The following language is hereby added to the "Investment Accounts" section located under the heading "Fixed Account Investment Option:"

We reserve the right to restrict purchase payments, renewals and transfers to the fixed account investment option if the guaranteed interest rate that would apply to the purchase payment, renewal or transfer is equal to 3%."

                  THE DATE OF THIS SUPPLEMENT IS JULY 24, 2001

Venture III.Supp.July 24, 2001